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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                       1-8676                 36-1058780
           --------                       ------                 ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation )                                      Identification No.)

NUMBER ONE TANTALUM PLACE, NORTH CHICAGO, ILLINOIS               60064
--------------------------------------------------               -----
          (Address of principal executive                     (Zip Code)
                    offices)


       Registrant's telephone number, including area code: (847) 689-4900


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



Item 5.  Other Events.

On December 29, 2003, the Company issued the press release attached to this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.


Item 7.  Financial Statements and Exhibits.


EXHIBIT NO.    DESCRIPTION

99.1           Press release issued by Fansteel Inc., dated December 29, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FANSTEEL INC.

                                  By:    /s/ GARY L. TESSITORE
                                         ----------------------------
                                  Name:  Gary L. Tessitore
                                  Title: Chairman, President and
                                         Chief Executive Officer


                                  By:    /s/ R. MICHAEL MCENTEE
                                         ----------------------------
                                  Name:  R. Michael McEntee
                                  Title: Vice President and
                                         Chief Financial Officer

Dated:  December 29, 2003

                                                                        [LOGO]

NEWS RELEASE

FANSTEEL REACHES SETTLEMENT WITH STATE OF OKLAHOMA

NORTH CHICAGO, ILLINOIS - December 29, 2003 -- Fansteel Inc. ("Fansteel" or the "Company") today announced that, after a hearing conducted on December 22, 2003, the United States District Court for the District of Delaware, the court responsible for overseeing the Company's Chapter 11 cases (the "Bankruptcy Court"), approved and entered an order confirming the modifications to the amended joint plan of Plan of reorganization for Fansteel and its U.S. subsidiaries (the "Second Amended Plan"). The Plan, as modified, provides for the implementation of a settlement of disputes with the State of Oklahoma regarding the required transfer of an OPDES water discharge permit to FMRI, a newly formed special purpose subsidiary of Fansteel. The NRC, the official committee of unsecured creditors (the "Committee"), and the PBGC as well as other creditors supported the modifications to the Plan.

Gary Tessitore, Fansteel's President and Chief Executive stated that "While the Company has yet to fulfill all of the conditions to an effective date, we consider the settlement with the State of Oklahoma to be a resolution of the major hurdle to the effectiveness of the Second Amended Plan. The Company believes that it is likely it will be able to satisfy the remaining conditions for an anticipated effective date of January 23, 2004."

As previously reported, on January 15, 2002, Fansteel Inc. and its U.S. subsidiaries filed voluntary petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court in Wilmington, Delaware. The cases have been assigned to the Honorable Judge Joseph
J. Farnan, Jr. and are being jointly administered under Case Number 02-10109. The Company and its U.S. subsidiaries' first amended joint plan of reorganization was confirmed on November 17, 2003.

For further information, contact:
Gary L. Tessitore
Chairman, President and Chief Executive Officer
Fansteel Inc.
847-689-4900

THIS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE FEDERAL SECURITIES LAWS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN RISK FACTORS, INCLUDING BUT NOT LIMITED TO: (I) RISKS INHERENT IN THE COMPANY'S CHAPTER 11 PROCESS, SUCH AS THE NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE PLAN'S EFFECTIVE DATE OR DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR OTHER ASSETS UNDER THE PLAN; (II) THE PRELIMINARY AND UNCERTAIN NATURE OF VALUATIONS AND ESTIMATES CONTAINED IN THE PLAN; (III) THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS AND SHAREHOLDERS PURSUANT TO THE PLAN; (IV) UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND SHAREHOLDERS; (V) THE COMPANY'S ABILITY TO SUCCESSFULLY CONCLUDE FINANCIAL AND OPERATIONAL REORGANIZATION OF THE COMPANY IN A CHAPTER 11 PROCESS, (VI) THE COMPANY'S ABILITY TO CONTINUE TO OPERATE IN THE ORDINARY COURSE AND MANAGE ITS RELATIONSHIPS WITH ITS CREDITORS, INCLUDING ITS LENDERS, VENDORS AND SUPPLIERS, EMPLOYEES AND CUSTOMERS GIVEN THE COMPANY'S FINANCIAL CONDITION, (VII) THE COMPANY'S ABILITY TO QUALIFY AN EXIT FACILITY,
(VIII) FURTHER ADVERSE CHANGES IN GENERAL ECONOMIC CONDITIONS, (IX) INABILITY TO OBTAIN THE NECESSARY APPROVALS FOR AN AMENDED OR REVISED DECOMMISSIONING PLAN AND A DECOMMISSIONING FUNDING PLAN AND FURTHER COSTS IN DECOMMISSIONING ITS DISCONTINUED FACILITY IN MUSKOGEE, OKLAHOMA, (X) ACTS OF WAR OR ACTS OF TERRORISM, INCLUDING THE EFFECT ON THE ECONOMY GENERALLY, ON PARTICULAR INDUSTRY SEGMENTS, AND ON THE COMPANY'S ABILITY TO MANAGE LOGISTICS IN SUCH AN ENVIRONMENT, INCLUDING RECEIPT OF MATERIALS AND EQUIPMENT AND DISTRIBUTION OF PRODUCTS, (XI) THE COMPANY'S ABILITY TO EXECUTE ON ITS PLANS, AND (XII) OTHER ONE-TIME EVENTS AND OTHER IMPORTANT FACTORS DISCLOSED PREVIOUSLY AND FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE COMPANY IS NOT OBLIGATED TO UPDATE THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS NEWS RELEASE EXCEPT AS REQUIRED BY LAW.

THE INFORMATION CONTAINED IN THE PLAN AND THE DISCLOSURE STATEMENT IS NOT TO BE USED FOR INVESTMENT PURPOSES. THE COMPANY AND ITS DEBTOR SUBSIDIARIES RESERVE THE RIGHT TO AMEND OR SUPPLEMENT THE PLAN AND THE DISCLOSURE STATEMENT AT A FUTURE DATE.